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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 1999


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



             Illinois              0-24776                Not Applicable
             --------              -------                --------------
            (State of            (Commission              (IRS Employer
          Organization)          File Number)          Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                     19807
----------------------------------------                 -----
(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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                      The Exhibit Index appears on Page 4



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Item 5.     Other Events
            ------------

            Series 1999-1. On March 23, 1999, $500,000,000 aggregate
principal amount of 5.65% Class A Master Trust Certificates, Series 1999-1, $35,300,000 aggregate principal amount of Class B Master Trust Certificates, Series 1999-1, and $52,950,000 aggregate principal amount of Class C Master Trust Certificates, Series 1999-1, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee"), and the Series Supplement dated as of March 23, 1999, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

Exhibit No. Description
----------  -----------

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Merrill Lynch,
            Pierce, Fenner & Smith Incorporated as Representative of the several Underwriters for the Class A Master Trust Certificates, dated March 12, 1999.

Exhibit 1.2 Pricing Agreement among Sears, SRFG and Merrill Lynch, Pierce,
            Fenner & Smith Incorporated on behalf of the Underwriters for the Class A Master Trust Certificates, dated March 12, 1999.

Exhibit 4.1 Series 1999-1 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated March 23, 1999, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The
            Depository Trust Company, dated as of March 23, 1999.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Sears Credit Account Master Trust II
                              (Registrant)


                             By:   SRFG, Inc.
                                   (Originator of the Trust)




Date:  March 23, 1999              By: /s/ George F. Slook
                                       -------------------------------------
                                       George F. Slook
                                       President and Chief Executive Officer




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.   Description
-----------   -----------

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the several Underwriters for the Class A Master Trust Certificates, dated March 12, 1999.

Exhibit 1.2 Pricing Agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters for the Class A Master Trust Certificates, dated March 12, 1999.

Exhibit 4.1 Series 1999-1 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated March 23, 1999, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of March 23, 1999.



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